UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report - August 1, 2007 (Date of earliest event reported)
INGERSOLL-RAND COMPANY LIMITED (Exact name of registrant as specified in its charter)
Bermuda (State or other jurisdiction of incorporation)	1-985 (Commission File Number)	75-2993910 (I.R.S. Employer Identification No.)
Clarendon House 2 Church Street Hamilton HM 11, Bermuda (Address of principal executive offices, including zip code)
(441) 295-2838 (Registrant's phone number, including area code) N/A (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 1, 2007, Ingersoll-Rand Company Limited (the “Company”) amended and restated the Company’s Executive Deferred Compensation Plan (“EDCP I”), the Executive Deferred Compensation Plan II (“EDCP II”, and together with EDCP I, the “EDCP Plans”), the Director Deferred Compensation and Stock Award Plan (“DDCP I”) and the Director Deferred Compensation and Stock Award Plan II (“DDCP II”, and together with DDCP I, the “DDCP Plans”) to provide that any amounts invested in Class A common share equivalents will be settled in Class A common shares at the time of distribution rather than in cash. In addition, the EDCP II and the DDCP II were amended to comply with Section 409A of the Internal Revenue Code of 1986. The EDCP Plans and DDCP Plans are described in more detail in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 23, 2007.

On August 1, 2007, after a review of performance and competitive market data, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of the Company approved an increase in the target bonus percentage for Patricia Nachtigal, Senior Vice President and General Counsel of the Company, under the Company’s Annual Incentive Matrix program from 70% of base salary to 75%. In addition, the Compensation Committee approved a $75,000 increase in the base annual salary of Herbert L. Henkel, Chairman, President and Chief Executive Officer of the Company, thereby increasing his base annual salary to $1,275,000, effective August 1, 2007. This is the first increase to Mr. Henkel’s base annual salary since January 1, 2005.

The EDCP Plans and the DDCP Plans are incorporated herein by reference into this report, and the foregoing description of the amendments to such plans is qualified in its entirety by reference to the EDCP Plans and the DDCP Plans.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
10.1	Executive Deferred Compensation Plan, as amended and restated effective August 1, 2007.
10.2	Executive Deferred Compensation Plan II, as amended and restated effective August 1, 2007.
10.3	Director Deferred Compensation and Stock Award Plan, as amended and restated effective August 1, 2007.

10.4	Director Deferred Compensation and Stock Award Plan II, as amended and restated effective August 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND COMPANY LIMITED
(Registrant)

Date: August 3, 2007	/s/ Patricia Nachtigal
Patricia Nachtigal
Senior Vice President and
General Counsel